STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
NORTHERN FUNDS

NORTHERN MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

SUPPLEMENT DATED MAY 22, 2014 TO
STATEMENT OF ADDITIONAL INFORMATION
(“SAI”) DATED OCTOBER 15, 2013

At a meeting of shareholders on May 19, 2014 (“Shareholder Meeting”), shareholders of the Northern Multi-Manager Funds of Northern Trust (the “Trust”) elected Cynthia Plouché as a non-interested trustee on the Board of Trustees of the Northern Multi-Manager Funds. The following information is added to the table in the section “TRUSTEES AND OFFICERS – Non-Interested Trustees” beginning on page 41 of the SAI:

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Cynthia Plouché Age: 56 Trustee since May 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (registered investment company – 36 portfolios).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.
(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

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At the Shareholder Meeting, shareholders of the Multi-Manager Emerging Markets Debt Opportunity Fund approved a new management agreement. The following supplements the information in the sections “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER

AGENT AND CUSTODIAN” and “ADMINISTRATOR AND DISTRIBUTOR” beginning on pages 52 and 67, respectively, of the SAI:

Effective June 30, 2014, a new management agreement (the “Management Agreement”) between the Fund and NTI, to provide the Fund with investment advisory and administration services under a single agreement and fee structure, will replace the current Investment Advisory and Ancillary Services Agreement and Administration Agreement (“Current Agreements”) between the Fund and NTI. The terms, including the services provided thereunder, of the Management Agreement and the Current Agreements are substantially similar, other than with respect to the compensation payable to NTI.

Under the Management Agreement, beginning June 30, 2014, as compensation for advisory and administration services and the assumption of related expenses, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

	CONTRACTUAL MANAGEMENT FEE RATE EFFECTIVE JUNE 30, 2014
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Multi-Manager Emerging Markets Debt Opportunity Fund	0.85%	0.825%	0.80%

Beginning June 30, 2014, the Fund also will enter into a new transfer agency agreement (“Transfer Agency Agreement”) with its current Transfer Agent that is substantially similar to the current transfer agency agreement, other than with respect to the compensation payable thereunder. Under the Transfer Agency Agreement, the Fund’s transfer agency fee rate will be 0.015% of the Fund’s average daily net assets.

Unless sooner terminated, the Fund’s Management Agreement and Transfer Agency Agreement will continue in effect with respect to the Fund until June 30, 2015. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the applicable Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares” section of the SAI). Each Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser or Transfer Agent, as the case may be, on 60 days’ written notice.